DEFERRED AMOUNTS AND OTHER ASSETS	12 Months Ended
Dec. 31, 2016
DEFERRED AMOUNTS AND OTHER ASSETS
DEFERRED AMOUNTS AND OTHER ASSETS

13.   DEFERRED AMOUNTS AND OTHER ASSETS

December 31,	2016	2015
(millions of Canadian dollars)
Regulatory assets	1,921	1,661
Long-term portion of derivative assets (Note 24)	151	373
Affiliate long-term notes receivable	270	152
Contractual receivables	441	432
Deferred financing costs	51	52
Other	279	490

	3,113	3,160

As at December 31, 2016, deferred amounts of $150 million (2015 - $141 million) were subject to amortization and are presented net of accumulated amortization of $94 million (2015 - $80 million). Amortization expense for the year ended December 31, 2016 was $20 million (2015 - $18 million; 2014 - $22 million).